UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2024

HORIZON KINETICS HOLDING CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-13458	84-0920811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

470 Park Ave S.
New York, New York		10016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 291-2300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 12, 2024, Horizon Kinetics Holding Corporation (the “Company”) issued a press release setting forth the Company’s financial information for the three and nine months ended September 30, 2024. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officer Compensation

On November 5, 2024, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Horizon Kinetics Holding Corporation (the “Company”) approved the Company’s executive compensation program (the “Program”) for the remainder of the 2024 fiscal year and for the 2025 fiscal year. The material elements of the Program include base salaries and discretionary bonuses. Base salaries are used to provide a fixed amount of compensation for an executive officer’s regular work, are reviewed annually and may be adjusted from time to time by the Compensation Committee. Bonuses are discretionary, are paid in the form of cash awards only and are paid out of a general pool for executive officers other than Messrs. Murray Stahl, Steven Bregman and Peter Doyle. For the 2025 fiscal year, the bonus pool will be based on a percentage of incentive fees earned by the Company, which may be adjusted from time to time at the discretion of the Compensation Committee. The Company does not currently intend to pay its executive officers in the form of stock awards, options, or any other form of equity-based compensation, but will reassess at appropriate times in the future. The Company has no employment agreements with any of its executive officers.

On November 5, 2024, the Compensation Committee approved the compensatory arrangements set forth in the following table:

2024
Name and Title	Salary	Bonus^	Total
Murray Stahl, Chief Executive Officer and Chief Investment Officer*	$386,400	$-	$386,400
Jay Kesslen, General Counsel and Secretary	$775,000	$200,000	$975,000
Alun Williams, Chief Operating Officer	$550,000	$500,000	$1,050,000
Mark Herndon, Chief Financial Officer	$350,000	$175,000	$525,000

________________________________________________

*	In addition to the amounts listed for Mr. Stahl, the Company has paid expenses associated with healthcare benefits for Mr. Stahl in the amount of $19,590.
^	Bonus amounts subject to adjustment.

2025
Name and Title	Salary	Bonus	Total
Murray Stahl, Chief Executive Officer and Chief Investment Officer**	$410,000	TBD	$410,000
Jay Kesslen, General Counsel and Secretary	$1,000,000	TBD	$1,000,000
Alun Williams, Chief Operating Officer	$1,000,000	TBD	$1,000,000
Mark Herndon, Chief Financial Officer	$525,000	TBD	$525,000

________________________________________________

**	In addition to the amounts listed for Mr. Stahl, the Company will pay expenses associated with healthcare benefits for Mr. Stahl estimated to be approximately $20,000.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press release dated November 12, 2024
104	Cover page interactive data file (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON KINETICS HOLDING CORPORATION

Date:	November 12, 2024	/s/ Jay Kesslen
Jay Kesslen General Counsel